                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement            [ ]  Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               The RBB Fund, Inc.
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                             n/i numeric investors
                                family of funds
                 (Investment Portfolios of The RBB Fund, Inc.)

                           Bellevue Corporate Center
                       400 Bellevue Parkway, 4/th/ Floor
                          Wilmington, Delaware 19809

Dear Shareholder,

   We are enclosing a supplement (the "Supplement") to the Proxy Statement dated August 27, 2004 for the Special Meeting of Shareholders of the n/i numeric investors family of funds (the "Special Meeting"), which was mailed to shareholders commencing on September 1, 2004. The supplement contains information about recent developments concerning the calculation of the investment advisory fees of certain of the n/i numeric funds.

   We adjourned the Special Meeting held on September 30, 2004 without taking any actions on the proposals to be voted upon. The Special Meeting will be reconvened on November 12, 2004 at 11:00 a.m. Eastern Time and will be held at the offices of The RBB Fund, Inc. (the "Company"), Bellevue Corporate Center, 400 Bellevue Parkway, 4/th/ Floor, Wilmington, Delaware 19809. The Special Meeting proposals will be submitted to a vote of the shareholders at such meeting.

   You may vote on any of the proposals described in the Proxy Statement, as supplemented, until the date and time of the meeting on November 12, 2004. You do not have to take action if you have previously voted your shares on the Special Meeting proposals and do not wish to change your vote or proxy on any proposal. If you have already voted or given your proxy on the proposals and wish to change your vote on any proposal, you should follow the procedures described on the enclosed proxy card(s). If you have not already voted, I urge you to vote your shares using one of the convenient options listed on your proxy card. The Board of Directors continues to unanimously recommend that shareholders of each n/i numeric investors fund vote FOR the approval of each new investment advisory agreement and that shareholders of the n/i numeric investors Mid Cap Fund vote FOR the approval of the amendment to the new advisory agreement.

Sincerely,

Edward J. Roach
President

                        SPECIAL MEETING OF SHAREHOLDERS
                                      OF
                THE N/I NUMERIC INVESTORS INVESTMENT PORTFOLIOS
                             OF THE RBB FUND, INC.

    n/i numeric investors Emerging Growth Fund (the "Emerging Growth Fund")
             n/i numeric investors Growth Fund (the "Growth Fund")
            n/i numeric investors Mid Cap Fund (the "Mid Cap Fund") n/i numeric investors Small Cap Value Fund (the "Small Cap Value Fund")

                           Bellevue Corporate Center
                       400 Bellevue Parkway, 4/th/ Floor
                          Wilmington, Delaware 19809

SUPPLEMENT DATED OCTOBER 27, 2004 TO THE PROXY STATEMENT DATED AUGUST 27, 2004.

   Except as specifically amended or supplemented by the information contained in this supplement, all information set forth in the proxy statement dated August 27, 2004 remains applicable and should be considered in casting votes by proxy or at the reconvened Special Meeting, which will be held on November 12, 2004 at 11:00 a.m. Eastern Time at the offices of the Company, Bellevue Corporate Center, 400 Bellevue Parkway, 4/th/ Floor, Wilmington, Delaware 19809. Capitalized terms that are not defined herein have the same meaning as in the Proxy Statement.

Summary of Proposal 1

   The shareholders of each n/i numeric investors fund were asked to approve New Investment Advisory agreements between the Company, on behalf of each n/i numeric investors fund and Numeric. Numeric recently underwent a recapitalization and restructuring. This restructuring legally resulted in the termination of the investment advisory agreements. You were asked to approve a new, although substantially identical, advisory agreement for your n/i numeric investors fund.

Summary of Proposal 2

   The shareholders of the n/i numeric Mid Cap Fund were asked to approve an amendment to the New Advisory Agreement between the Company and Numeric to change the Mid Cap Fund's performance benchmark to the Russell Midcap Index from the Standard & Poor's MidCap 400 Index pursuant to which Numeric would be compensated on a performance fee basis.

Proposal 1 and Proposal 2

  The following information is added to the Proxy Statement:

   The staff of the Securities and Exchange Commission (the "Staff") has notified the Company that it believes that the methodology used to calculate the performance-based investment advisory fee for the Growth Fund, the Mid Cap Fund and the Small Cap Value Fund has not complied with the rules under the Investment Advisers Act of 1940, as amended, concerning the calculation of performance fees. The Staff has indicated that it believes that the shareholders of the Small Cap Value Fund were overcharged by approximately $824,000 since the inception of the performance fee in January 2001 through March 2004. The Staff has not indicated that it believes that the Growth Fund and Mid Cap Fund have been overcharged. The Company's calculations indicate that Numeric was underpaid for its advisory fees to the Growth Fund and Mid Cap Fund from January 2001 through March 2004.

   Beginning in September 2004, the Company began calculating the fee for the Growth Fund, the Mid Cap Fund and the Small Cap Value Fund in the manner requested by the Staff. The Company and Numeric have estimated that there was an additional overpayment of approximately $8,000 to Numeric for the Small Cap Value

Fund for the period April 2004 through August 2004. The Company and Numeric are currently working with the Staff regarding the reimbursement of affected shareholders. Numeric will not seek reimbursement for any fees from funds that were undercharged. The advisory fees shown below were calculated in the manner requested by the Staff.

Proposal 2

  The Section of the Proxy Statement titled Comparison of Management Fees, which begins on page 19 is replaced in its entirety with the following:

Comparison of Management Fees

   During the fiscal year ended August 31, 2003, the Mid Cap Fund paid Numeric an investment advisory fee at the effective annual rate of 0.47% of the Mid Cap Fund's average daily net assets before waivers and reimbursements. During the fiscal year ended August 31, 2004, the Mid Cap Fund paid Numeric an investment advisory fee at the effective annual rate of 0.42% of the Mid Cap Fund's average daily net assets before waivers and reimbursements. The table below compares the aggregate amount of management fees payable during the last fiscal year calculated based on the Current Benchmark to the aggregate amount of management fees that would have been payable by the Mid Cap Fund had the performance fee been calculated based on the Proposed Benchmark.

                   For the Fiscal Year Ended August 31, 2003

                                          Proposed
                              Gross         Gross
                           Management    Management
                          Fees Based on Fees Based on  Percentage
                             the S&P     the Russell   Variation
                           MidCap 400      Midcap     Between Fee
                             Index**       Index*     Arrangements
                          ------------- ------------- ------------
             Mid Cap Fund   $119,412      $135,238        13.3%

                   For the Fiscal Year Ended August 31, 2004

                                          Proposed
                              Gross         Gross
                           Management    Management
                          Fees Based on Fees Based on  Percentage
                             the S&P     the Russell   Variation
                           MidCap 400      Midcap     Between Fee
                             Index**       Index*     Arrangements
                          ------------- ------------- ------------
             Mid Cap Fund   $110,946       $93,784       (15.5%)

--------
* Contingent on approval of Proposal 1 by the shareholders of the Mid Cap Fund. ** Numeric has agreed to reimburse expenses of the Fund until at least December
   31, 2004 to the extent necessary to prevent its expenses (other than investment advisory fees, fees associated with the n/i numeric investors funds Non-12b-1 Shareholder Servicing Plan, brokerage commissions, extraordinary items, interest and taxes), from exceeding 0.50% of its average daily net assets. For the fiscal year ended August 31, 2003, management fees after waivers and reimbursements would have been $30,174 based on the Current Benchmark and would have been $46,000 if the fees were based on the Proposed Benchmark. For the fiscal year ended August 31, 2004, management fees after reimbursements would have been $40,916 based on the Current Benchmark and would have been $23,754 if the fees were based on the Proposed Benchmark.

   The following tables show the Fund's total operating expenses for the fiscal years ended August 31, 2003 and 2004. Figures shown reflect expenses based on the current management fees and pro forma expenses that would have been incurred if the Russell Midcap Index had been in effect during that period, and in each case are based on the Mid Cap Fund's average net assets as of August 31, 2003 and August 31, 2004, respectively. The performance fee for the fiscal year ended August 31, 2003 was calculated based on the performance of the Mid Cap Fund from September 1, 2002 through August 31, 2003. The performance fee for the period ended August 31, 2004 was calculated based on the performance of the Mid Cap Fund from September 1, 2003 through August 31, 2004.

   Annual operating expenses (as a percentage of average net assets) for the fiscal year ended August 31, 2003.

                                                   Current Pro Forma
                                                   ------- ---------
           Management Fees........................  0.47%    0.53%
           Rule 12b-1 Fees........................  None     None
           Other Expenses.........................  1.08%    1.08%
                                                    ----     ----
           Total Annual Fund Operating Expenses***  1.55%    1.61%
                                                    ----     ----

   Annual operating expenses (as a percentage of average net assets) for the fiscal year ended August 31, 2004.

                                                   Current Pro Forma
                                                   ------- ---------
           Management Fees........................  0.42%    0.35%
           Rule 12b-1 Fees........................  None     None
           Other Expenses.........................  0.93%    0.93%
                                                    ----     ----
           Total Annual Fund Operating Expenses***  1.35%    1.28%
                                                    ----     ----

--------
***Numeric has agreed to reimburse expenses of the Fund until at least December
   31, 2004 to the extent necessary to prevent its expenses (other than investment advisory fees, fees associated with the n/i numeric investors funds Non-12b-1 Shareholder Servicing Plan, brokerage commissions, extraordinary items, interest and taxes), from exceeding 0.50% of its average daily net assets. For the fiscal year ended August 31, 2003, net expenses were 1.02% based on the Current Benchmark and would have been 1.08% if the fees were based on the Proposed Benchmark. For the fiscal year ended August 31, 2004, net expenses were 0.97% based on the Current Benchmark and would have been 0.90% if the fees were based on the Proposed Benchmark.

   EXAMPLE. The purpose of this example is to assist investors in comparing the cost of investing in a Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. A shareholder would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the advisory fees in the above charts for the first year and the advisory fee of 1.35% for all subsequent years, and (3) redemption at the end of each time period.

               Fiscal Year Ended
               August 31, 2003   1 Year 3 Years 5 Years 10 Years
               ----------------- ------ ------- ------- --------
                   Current......  $158   $673   $1,216   $2,699
                   Pro Forma....  $163   $678   $1,221   $2,703

               Fiscal Year Ended
               August 31, 2004   1 Year 3 Years 5 Years 10 Years
               ----------------- ------ ------- ------- --------
                   Current......  $137   $623   $1,135   $2,543
                   Pro Forma....  $130   $616   $1,129   $2,538

   The advisory fees payable by the Mid Cap Fund under the Amendment are the separate obligation of that fund (and not the joint obligation of all funds). Numeric may from time to time voluntarily waive all or a portion of its advisory fees and reimburse expenses in order to assist a fund in maintaining a competitive expense ratio.

   If Proposals 1 and 2 are approved by a majority of the outstanding Shares of the Mid Cap Fund and not sooner terminated, the New Advisory Agreement, as amended, will continue in effect with respect to the Mid Cap Fund until August 16, 2005 and thereafter from year to year, provided that such continuance is approved at least annually (i) by the vote of a majority of those members of the Board of Directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, and (ii) by the Board of Directors or by vote of a majority of the outstanding Shares of each such fund.

                                      PROXY

                   n/i numeric investors Emerging Growth Fund
                        n/i numeric investors Growth Fund
                       n/i numeric investors Mid Cap Fund
                   n/i numeric investors Small Cap Value Fund
                  (Investment Portfolios of The RBB Fund, Inc.)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         SPECIAL MEETING OF SHAREHOLDERS
                September 30, 2004, reconvened November 12, 2004

This proxy is solicited on behalf of the Board of Directors of The RBB Fund, Inc. (the "Company") for the Special Meeting of Shareholders (the "Meeting") and relates to the proposal with respect to the Company and to the n/i numeric investors Emerging Growth Fund; n/i numeric investors Growth Fund; n/i numeric investors Mid Cap Fund and the n/i numeric investors Small Cap Value Fund, (each a "Fund," and together the "Funds"), each a series of the Company. The undersigned hereby appoints Edward J. Roach, Tina M. Payne and Michael P. Malloy, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Funds which the undersigned is entitled to vote at the Meeting to be reconvened at 11:00 a.m. (Eastern time), on November 12, 2004, at the offices of the Company, Bellevue Corporate Center, 400 Bellevue Parkway, 4th Floor, Wilmington Delaware 19809, and any adjournment thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS RELATING TO EACH RESPECTIVE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR FACSIMILE.

                    VOTE BY TELEPHONE, FACSIMILE, OR BY MAIL

            CALL                    FAX                        MAIL
--------------------------------------------------------------------------------
     To vote by phone,   FAX YOUR SIGNED AND DATED   Return the signed proxy
      call toll-free           PROXY CARD TO           card in the enclosed
      1-800-317-8030           1-800-717-8706                envelope
--------------------------------------------------------------------------------

You do not have to take action if you have previously voted your shares on the Special Meeting proposals and do not wish to change your vote or proxy.

                              FOLD AND DETACH HERE

                                                     (proposals on reverse side)

                   n/i numeric investors Emerging Growth Fund
                  (Investment Portfolios of The RBB Fund, Inc.)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, trustees, guardians etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST 27, 2004, AND THE SUPPLEMENT DATED OCTOBER 27, 2004 TO THE PROXY STATEMENT DATED AUGUST 27, 2004 AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                                       Date:
                                             -----------------------------------


                                       -----------------------------------------
                                       Signature (PLEASE SIGN WITHIN BOX) Date


                                       -----------------------------------------
                                       Signature (Joint Owners)

                                       PLEASE COMPLETE, DATE AND SIGN THIS PROXY
                                              CARD AND RETURN IT IN THE ENCLOSED
                                                           POSTAGE PAID ENVELOPE

Please fill in box (es) as   [X]
shown Using black or blue    PLEASE DO NOT USE
ink or Number 2 pencil       FINE POINT PENS

Your vote is important, no matter how many shares you own. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the proposal below. The Board of Directors of the Company recommends that you vote FOR the proposals set forth below.

Proposal 1. Approval of New Advisory Agreements between the Company, on behalf of each n/i numeric investors fund, and Numeric. (all shareholders of each n/i numeric investors family of funds to vote separately).

            [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                                      PROXY

                   n/i numeric investors Emerging Growth Fund
                        n/i numeric investors Growth Fund
                       n/i numeric investors Mid Cap Fund
                   n/i numeric investors Small Cap Value Fund
                  (Investment Portfolios of The RBB Fund, Inc.)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         SPECIAL MEETING OF SHAREHOLDERS
                September 30, 2004, reconvened November 12, 2004

This proxy is solicited on behalf of the Board of Directors of The RBB Fund, Inc. (the "Company") for the Special Meeting of Shareholders (the "Meeting") and relates to the proposal with respect to the Company and to the n/i numeric investors Emerging Growth Fund; n/i numeric investors Growth Fund; n/i numeric investors Mid Cap Fund and the n/i numeric investors Small Cap Value Fund, (each a "Fund," and together the "Funds"), each a series of the Company. The undersigned hereby appoints Edward J. Roach, Tina M. Payne and Michael P. Malloy, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Funds which the undersigned is entitled to vote at the Meeting to be reconvened at 11:00 a.m. (Eastern time), on November 12, 2004, at the offices of the Company, Bellevue Corporate Center, 400 Bellevue Parkway, 4th Floor, Wilmington Delaware 19809, and any adjournment thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS RELATING TO EACH RESPECTIVE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR FACSIMILE.

                    VOTE BY TELEPHONE, FACSIMILE, OR BY MAIL

            CALL                    FAX                        MAIL
--------------------------------------------------------------------------------
     To vote by phone,   FAX YOUR SIGNED AND DATED   Return the signed proxy
       call toll-free          PROXY CARD TO           card in the enclosed
       1-800-317-8030         1-800-717-8706                 envelope
--------------------------------------------------------------------------------

You do not have to take action if you have previously voted your shares on the Special Meeting proposals and do not wish to change your vote or proxy.

                              FOLD AND DETACH HERE

                                                     (proposals on reverse side)

                        n/i numeric investors Growth Fund
                  (Investment Portfolios of The RBB Fund, Inc.)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, trustees, guardians etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST 27, 2004, AND THE SUPPLEMENT DATED OCTOBER 27, 2004 TO THE PROXY STATEMENT DATED AUGUST 27, 2004 AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                                       Date:
                                             -----------------------------------


                                       -----------------------------------------
                                       Signature (PLEASE SIGN WITHIN BOX) Date


                                       -----------------------------------------
                                       Signature (Joint Owners)

                                       PLEASE COMPLETE, DATE AND SIGN THIS PROXY
                                              CARD AND RETURN IT IN THE ENCLOSED
                                                           POSTAGE PAID ENVELOPE

Please fill in box (es)        [X]
as shown Using black or blue   PLEASE DO NOT USE
ink or Number 2 pencil         FINE POINT PENS

Your vote is important, no matter how many shares you own. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the proposal below. The Board of Directors of the Company recommends that you vote FOR the proposals set forth below.

Proposal 1. Approval of New Advisory Agreements between the Company, on behalf of each n/i numeric investors fund, and Numeric. (all shareholders of each n/i numeric investors family of funds to vote separately).

            [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                                      PROXY

                   n/i numeric investors Emerging Growth Fund
                        n/i numeric investors Growth Fund
                       n/i numeric investors Mid Cap Fund
                   n/i numeric investors Small Cap Value Fund
                  (Investment Portfolios of The RBB Fund, Inc.)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         SPECIAL MEETING OF SHAREHOLDERS
                September 30, 2004, reconvened November 12, 2004

This proxy is solicited on behalf of the Board of Directors of The RBB Fund, Inc. (the "Company") for the Special Meeting of Shareholders (the "Meeting") and relates to the proposal with respect to the Company and to the n/i numeric investors Emerging Growth Fund; n/i numeric investors Growth Fund; n/i numeric investors Mid Cap Fund and the n/i numeric investors Small Cap Value Fund, (each a "Fund," and together the "Funds"), each a series of the Company. The undersigned hereby appoints Edward J. Roach, Tina M. Payne and Michael P. Malloy, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Funds which the undersigned is entitled to vote at the Meeting to be reconvened at 11:00 a.m. (Eastern time), on November 12, 2004, at the offices of the Company, Bellevue Corporate Center, 400 Bellevue Parkway, 4th Floor, Wilmington Delaware 19809, and any adjournment thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS RELATING TO EACH RESPECTIVE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR FACSIMILE.

                    VOTE BY TELEPHONE, FACSIMILE, OR BY MAIL

            CALL                    FAX                        MAIL
--------------------------------------------------------------------------------
   To vote by phone,     FAX YOUR SIGNED AND DATED     Return the signed proxy
    call toll-free             PROXY CARD TO             card in the enclosed
    1-800-317-8030             1-800-717-8706                  envelope
--------------------------------------------------------------------------------

You do not have to take action if you have previously voted your shares on the Special Meeting proposals and do not wish to change your vote or proxy.

                              FOLD AND DETACH HERE

                                                     (proposals on reverse side)

                   n/i numeric investors Small Cap Value Fund
                  (Investment Portfolios of The RBB Fund, Inc.)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, trustees, guardians etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST 27, 2004, AND THE SUPPLEMENT DATED OCTOBER 27, 2004 TO THE PROXY STATEMENT DATED AUGUST 27, 2004 AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                                       Date:
                                             ----------------------------------


                                       ----------------------------------------
                                       Signature (PLEASE SIGN WITHIN BOX) Date


                                       ----------------------------------------
                                       Signature (Joint Owners)

                                       PLEASE COMPLETE, DATE AND SIGN THIS PROXY
                                              CARD AND RETURN IT IN THE ENCLOSED
                                                           POSTAGE PAID ENVELOPE

Please fill in box (es) as   [X]
shown Using black or blue    PLEASE DO NOT USE
ink or Number 2 pencil       FINE POINT PENS

Your vote is important, no matter how many shares you own. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the proposal below. The Board of Directors of the Company recommends that you vote FOR the proposals set forth below.

Proposal 1. Approval of New Advisory Agreements between the Company, on behalf of each n/i numeric investors fund, and Numeric. (all shareholders of each n/i numeric investors family of funds to vote separately).

            [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                                      PROXY

                   n/i numeric investors Emerging Growth Fund
                        n/i numeric investors Growth Fund
                       n/i numeric investors Mid Cap Fund
                   n/i numeric investors Small Cap Value Fund
                  (Investment Portfolios of The RBB Fund, Inc.)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         SPECIAL MEETING OF SHAREHOLDERS
                September 30, 2004, reconvened November 12, 2004

This proxy is solicited on behalf of the Board of Directors of The RBB Fund, Inc. (the "Company") for the Special Meeting of Shareholders (the "Meeting") and relates to the proposal with respect to the Company and to the n/i numeric investors Emerging Growth Fund; n/i numeric investors Growth Fund; n/i numeric investors Mid Cap Fund and the n/i numeric investors Small Cap Value Fund, (each a "Fund," and together the "Funds"), each a series of the Company. The undersigned hereby appoints Edward J. Roach, Tina M. Payne and Michael P. Malloy, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Funds which the undersigned is entitled to vote at the Meeting to be reconvened at 11:00 a.m. (Eastern time), on November 12, 2004, at the offices of the Company, Bellevue Corporate Center, 400 Bellevue Parkway, 4th Floor, Wilmington Delaware 19809, and any adjournment thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS RELATING TO EACH RESPECTIVE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR FACSIMILE.

                    VOTE BY TELEPHONE, FACSIMILE, OR BY MAIL

            CALL                    FAX                        MAIL
--------------------------------------------------------------------------------
   To vote by phone,     FAX YOUR SIGNED AND DATED     Return the signed proxy
    call toll-free             PROXY CARD TO             card in the enclosed
    1-800-317-8030             1-800-717-8706                  envelope
--------------------------------------------------------------------------------

You do not have to take action if you have previously voted your shares on the Special Meeting proposals and do not wish to change your vote or proxy.

                              FOLD AND DETACH HERE

                                                     (proposals on reverse side)

                       n/i numeric investors Mid Cap Fund
                  (Investment Portfolios of The RBB Fund, Inc.)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, trustees, guardians etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST 27, 2004, AND THE SUPPLEMENT DATED OCTOBER 27, 2004 TO THE PROXY STATEMENT DATED AUGUST 27, 2004 AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                                       Date:
                                             ----------------------------------


                                       ----------------------------------------
                                       Signature (PLEASE SIGN WITHIN BOX) Date


                                       ----------------------------------------
                                       Signature (Joint Owners)

                                       PLEASE COMPLETE, DATE AND SIGN THIS PROXY
                                              CARD AND RETURN IT IN THE ENCLOSED
                                                           POSTAGE PAID ENVELOPE

Please fill in box (es) as   [X]
shown Using black or blue    PLEASE DO NOT USE
ink or Number 2 pencil       FINE POINT PENS

Your vote is important, no matter how many shares you own. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the proposal below. The Board of Directors of the Company recommends that you vote FOR the proposals set forth below.

Proposal 1. Approval of New Advisory Agreements between the Company, on behalf of each n/i numeric investors fund, and Numeric. (all shareholders of each n/i numeric investors family of funds to vote separately).

            [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

Proposal 2. (shareholders of the Mid Cap Fund only) Approval of amendment to the New Advisory Agreement between the company and Numeric with respect to the n/i numeric Mid Cap Fund to change its performance benchmark to the Russell Midcap Index from the S&P MidCap 400 Index pursuant to which Numeric would be compensated on a performance fee basis (Approval of Proposal 2 is conditioned on the approval of Proposal 1 by the shareholders of the Mid Cap Fund).

            [ ] FOR             [ ] AGAINST             [ ] ABSTAIN